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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

      I, James E. Smith, Chairman of the Board and Chief Executive Officer of Exchange National Bancshares, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (a) The Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (b) The information contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003, which this certification accompanies, fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated: May 14, 2003.

                                     /s/ James E. Smith
                                     ------------------------------------
                                     James E. Smith
                                     Chairman of the Board and Chief
                                     Executive Officer

"A signed original of this written statement required by Section 906 has been provided to Exchange National Bancshares, Inc. and will be retained by Exchange National Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request."